Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd of February, 2000.

                                                     /s/ Robert P. Bauman
                                                     -------------------------
                                                     Robert P. Bauman

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 19th of February, 2000.

                                                     /s/ Robert H. Campbell
                                                     -------------------------
                                                     Robert H. Campbell

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd of February, 2000.

                                                     /s/ Alfred C. DeCrane, Jr.
                                                     --------------------------
                                                     Alfred C. DeCrane, Jr.

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 18th of February, 2000.

                                                     /s/ Edward Hanway
                                                     -------------------------
                                                     H. Edward Hanway

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd of February, 2000.

                                                     /s/ Peter N. Larson
                                                     -------------------------
                                                     Peter N. Larson

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 16th of February, 2000.

                                                     /s/ Joseph Neubauer
                                                     -------------------------
                                                     Joseph Neubauer

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th of February, 2000.

                                                     /s/ Charles R. Shoemate
                                                     -------------------------
                                                     Charles R. Shoemate

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd of February, 2000.

                                                     /s/ Louis W. Sullivan, M.D.
                                                     ---------------------------
                                                     Louis W. Sullivan, M.D.

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd of February, 2000.

                                                     /s/ Wilson H. Taylor
                                                     -------------------------
                                                     Wilson H. Taylor

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd of February, 2000.

                                                     /s/ Harold A. Wagner
                                                     -------------------------
                                                     Harold A. Wagner

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 16th of February, 2000.

                                                     /s/ Carol Cox Wait
                                                     -------------------------
                                                     Carol Cox Wait

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

          (i) CIGNA's Annual Report on Form 10-K and all amendments thereto (collectively, "CIGNA's Form 10-K");

          (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 33-44371, 33-51791, 33-60053,
               333-31903, 333-22391, 333-64207 and 333-90785);

          (iii) all amendments to CIGNA's registration statements on Form S-3 (Registration Numbers 33-65396 and 333-41011 relating to $1 billion of debt securities, Preferred Stock and Common Stock; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

         Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this document as of the 18th of February, 2000.

                                                     /s/ Marilyn Ware
                                                     -------------------------
                                                     Marilyn Ware